As filed with the Securities and Exchange Commission on December 13, 2006

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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 12, 2006


                      METROMEDIA INTERNATIONAL GROUP, INC.
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             (Exact name of registrant as specified in its charter)

             Delaware                      1-5706                58-0971455
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(State or other jurisdiction of   (Commission File Number)    (IRS Employer
         incorporation)                                      Identification No.)

                 8000 Tower Point Drive, Charlotte, NC             28227
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                (Address of principal executive offices)        (Zip Code)

        Registrant's telephone number, including area code:     (704) 321-7380
                                                               ----------------

          (Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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Item 8.01.        Other Events



          On December 12, 2006, Metromedia International Group, Inc. (the "Company" or "MIG"), the owner of interests in communications businesses in the country of Georgia, announced that it will webcast its 2006 Annual Meeting of Stockholders being held at 10:00 AM Eastern on Friday, December 15, 2006, in the offices of Paul, Weiss, Rifkind, Wharton & Garrison LLP, 1285 Avenue of the Americas, New York, New York, pursuant to an Order of the Court of Chancery of the State of Delaware.

          The press release announcing this matter is attached hereto as Exhibit
99.1 and is incorporated herein by reference.



Item 9.01.           Financial Statements and Exhibits

                (d)  Exhibits

               99.1 Press Release of Metromedia International Group, Inc., dated December 12, 2006.


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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   METROMEDIA INTERNATIONAL GROUP, INC.


                                   By:  /S/ HAROLD F. PYLE, III
                                        -------------------------------
                                         Name:    Harold F. Pyle, III
                                         Title:   Executive Vice President
                                                  Finance, Chief Financial
                                                  Officer and Treasurer

Date: December 13, 2006
Charlotte, NC